EXHIBIT 10.20.2

PERSONAL GUARANTY

GUARANTY. For good and valuable consideration, Dr. Murray Lappe (“Guarantor”) guarantees and promises to pay to Avert, Inc., a Colorado corporation, (“Lender”) in legal tender of the United States of America, the indebtedness, if any (the “Indebtedness”), of eScreen Holdings, Inc., a Delaware corporation (“Borrower”) to Lender under that certain Convertible Promissory Note dated July ___, 2000 (the “Note”), on the terms and conditions set forth in this Guaranty.

CONDITION OF LIABILITY. The maximum liability of Guarantor under this Guaranty shall not exceed at any time the sum of (x) the lesser of (i) the unpaid principal under the Note and (ii) $1,000,000.00, (y) accrued and unpaid interest under the Note and (z) all of Lender’s costs, expenses, and attorneys’ fees incurred in connection with or relating to the collection of the Indebtedness. The parties acknowledge and agree that Guarantor shall have no liability to Lender hereunder to the extent Lender exercises its conversion rights under Section 2 of the Note.

GUARANTOR’S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, without notice or demand and without lessening Guarantor’s liability under this Guaranty, from time to time: (a) in accordance with the terms of the Note, to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (b) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (c) to release, substitute, agree not to sue, or deal with any one or more of Borrower’s sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (d) to determine how, when and what application of payments and credits shall be made on the Indebtedness; and (e) to apply such security and direct the order or manner or sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine.

GUARANTOR’S WAIVERS. (1) Except as prohibited by applicable law, Guarantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the Indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower; (b) proceed against any person, including Borrower, before proceeding against Guarantor (except that the Indebtedness must be due and owing by Borrower under the Note before Lender may proceed against Guarantor); (c) proceed against any collateral for the Indebtedness, including Borrower’s collateral, before proceeding against Guarantor; (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, the collateral or any other guarantor or surety, or about any action or nonaction of Lender; (g) or pursue any remedy or course of action in Lender’s power whatsoever.

(2) As used in this paragraph, any reference to “the principal” includes Borrower, and any reference to “the creditor” includes Lender. In accordance with Section 2856 of the California Civil Code (a) Guarantor waives any and all rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Guarantor may have by reason of protection afforded to the principal with respect to any of the obligations guaranteed hereunder (the “Guarantied Obligations”), or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor’s obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal’s indebtedness or such guarantor’s obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and (b) Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed Guarantor’s rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

GUARANTOR’S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

TERMINATION OF GUARANTY. This Guaranty shall terminate upon the earlier of (a) the conversion of the Note into shares of common stock of Borrower, or (b) the payment of all principal, interest and other amounts payable pursuant to the Note. Upon such conversion or repayment, Lender shall indicate in writing on the face of this Guaranty that the same is cancelled and deliver it to Guarantor.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty.

Integration, Amendment. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with Lender with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Lender shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor’s attorneys with respect to this Guaranty: the Guaranty fully reflects Guarantor’s intentions and parol evidence is not required to interpret the terms of this Guaranty. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Guaranty has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Guarantor agrees upon Lender’s request to submit to the jurisdiction of the courts of Los Angeles, State of California. This Guaranty shall be governed and construed in accordance with the laws of the State of California.

Notices. All notices required to be given either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party in writing.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is excluded by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any insistence shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

GUARANTOR:

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Dr. Murray Lappe